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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY

         Each person whose signature appears below constitutes and appoints R. Scott Wheeler, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this report, and to file the same, with all exhibits thereto,a nd other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     /s/ Richard N. Beckert                               March 30, 2000
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Richard N. Beckert

     /s/ Robert A. Whitman                                March 30, 2000
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Robert A. Whitman

     /s/ Richard M. FitzPatrick                           March 30, 2000
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Richard M. FitzPatrick

     /s/ Daniel A. Decker                                 March 30, 2000
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Daniel A. Decker

    /s/ James T. Hands                                    March 30, 2000
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James T. Hands

    /s/ William M. Kearns, Jr.                            March 30, 2000
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William M. Kearns, Jr.

    /s/ Steven D. Scheetz                                 March 30, 2000
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Steven D. Scheetz

   /s/ Bert W. Wasserman                                  March 30, 2000
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Bert W. Wasserman